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                                                                    Exhibit 10.3

                 SEVERANCE AND SETTLEMENT AGREEMENT AND RELEASE
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     AGREEMENT made as of this 8th day of April, 2000, by and between NMT
Medical, Inc. (the "Company") and Thomas M. Tully (the "Employee").

     WHEREAS, the parties wish to resolve amicably the Employee's separation from the Company and establish the terms of the Employee's severance arrangement;

     NOW, THEREFORE, in consideration of the promises and conditions set forth in this Agreement and Release, the sufficiency of which is acknowledged, the Company and the Employee agree as follows:

     1.  Termination Date. The Employee's effective date of termination from
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full-time employment as President and Chief Executive Officer of the Company is
April 8, 2000 (the "Termination Date"). The Employee hereby resigns, and upon request of the Company agrees to execute and deliver a further written resignation, from all positions held with the Company except that described in the separate Employment Agreement executed with the Company on this same date.

     2.  Monetary and other Consideration.
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     (a) In return for the execution of this Agreement and Release, the Company agrees to: pay the Employee (i) a total of $278,650 in 24 equal semi monthly payments of $11,610.42; and (ii) 11,626.90 for accrued and unused vacation. Employee understands that the foregoing amounts are not being paid to him as an employee and will be paid without withholding. The Company shall furnish a Form 1099 for payments made pursuant to Section 2(a)(i). The amount of accrued and unused vacation will be paid to the Employee in a lump-sum on May 1, 2000.
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     (b)  In addition to the monetary consideration described above, the Company agrees to:

          (i) pay all medical, prescription, dental, and life insurance premiums for Employee coverage currently in effect through April 8, 2000;

     3.  Release.  By executing this Agreement and Release, the Employee fully,
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forever, irrevocable and unconditionally releases, remises and discharges the
Company, its officers, directors, stockholders, corporate affiliates, agents and employees from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which he ever had or now has against the Company, its officers, directors, stockholders, corporate affiliates, agents and employees, including, but not limited to, all claims arising out of his employment, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. (S)2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. (S)621 et seq., the Americans With Disabilities Act, 42 U.S.C. (S)12101 et seq., the Massachusetts Fair Employment Practices Act, M.G.L. c.151B, (S)1 et seq., all claims arising out of the Massachusetts Civil Rights Act, M.G.L. c.12 (S)(S)11H and 11I, the Massachusetts Equal Rights Act,
c.93 (S)102 and M.G.L. c. 214, (S)1C, all damages arising out of all employment discrimination claims, wrongful discharge claims or other common law claims and damages.

     4.  Nature of Agreement.  The Employee understands and agrees that this
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Agreement and Release is a severance and settlement agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

     5.  Amendment. This Agreement shall be binding upon the parties and may not
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be abandoned, supplemented, changed or modified in any manner, orally or otherwise, except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative

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of the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

     6. Validity. Should any provision of this Agreement and Release be declared
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or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal and invalid part, term or provision shall be deemed not to be a part of this Agreement and Release.

     7. Confidentiality. The Employee understands and agrees that the terms and
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contents of this Agreement and Release, and the contents of the negotiations and discussions resulting in this Agreement and Release, shall be maintained as confidential by the Employee, his agents and representatives, and none of the above shall be disclosed except to the extent required by federal or state law or as otherwise agreed to in writing by the authorized agent of each party. In addition, the Employee acknowledges that the Employee Nondisclosure and Secrecy Agreement, dated as of September 1, 1995, between the Employee and the Company (the "Nondisclosure Agreement") remains in full force and effect.

     8. Non-Competition; Non-Solicitation. The Employee and the Company
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acknowledge and agree that the Employee shall continue to be bound by the provisions of Sections 7 and 8 of the Employment Agreement, dated January 1, 1999, by and between the Employee and the Company (the "Employment Agreement") and that Sections 7 and 8 of the Employment Agreement remain in full force and effect.

     9. Entire Agreement. This Agreement, the Nondisclosure Agreement, Sections
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7 and 8 of the Employment Agreement and the Employment Agreement dated April 8,
2000 between the Company and the Employee, contain and constitute the entire understanding and agreement between the parties hereto with respect to severance and settlement and cancel all previous oral and written negotiations, agreements, commitments, and writings in connection with such matters.

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     10. Applicable Law.  This Agreement shall be governed by the laws of The
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Commonwealth of Massachusetts.

     11. Acknowledgments. The Employee acknowledges that he has been given
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twenty-one (21) days to consider this Agreement and that the Company advised him to consult with an attorney of his own choosing prior to signing this Agreement. The Employee may revoke this Agreement for a period of seven (7) days after the execution of this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this seven (7) day revocation period.

     12. Voluntary Assent.  The Employee affirms that no other promises or
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agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Agreement, and that he fully understands the meaning and intent of this Agreement. The Employee states and represents that he has had an opportunity to fully discuss and review the terms of this Agreement with an attorney. The Employee further states and represents that he has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     13. Counterparts.  This Agreement may be executed in two (2) signature
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counterparts, each of which shall constitute an original, but all of which taken together shall constitute but one and the same instrument.

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       IN WITNESS WHEREOF, all parties have set their hand and seal to this
Agreement as of the date written above.

NMT MEDICAL, INC.

/s/ C. Leonard Gordon
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By:  C. Leonard Gordon                   Date:  April 8, 2000
Its:   Acting President                         -------------


/s/ Thomas M. Tully
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Thomas M. Tully                          Date:  April 8, 2000
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